UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2011

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Horizon Bancorp (the “Company”) intends to present financial and other information to the Company’s shareholders at the Annual Meeting of Shareholders to be held on May 3, 2012. The slides for the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01.

A cautionary note about forward-looking statements: This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements can include statements about estimated cost savings, plans and objectives for future operations and expectations about the Company’s financial and business performance as well as economic and market conditions. They often can be identified by the use of words like “expect,” “may,” “could,” “intend,” “project,” “estimate,” “believe” or “anticipate.”  By their nature, forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors.  You are cautioned that actual results may differ materially from those contained in the forward-looking statement.

Any forward-looking statements are intended to speak only as of the date of this Current Report, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement is made or to reflect the occurrence of unanticipated events.

Additional Information

In connection with Horizon’s proposed acquisition of Heartland Bancshares, Inc. (“Heartland”), Horizon will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Heartland and a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The final proxy statement/prospectus will be mailed to shareholders of Heartland. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Mary McColl, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219)874-9272  or on Horizon’s website at www.accesshorizon.com under the tab “Investor Relations” and then under the heading “Information Requested.” The information available through Horizon’s website is not and shall not be deemed part of this presentation or incorporated by reference into other filings Horizon makes with the SEC.

Horizon and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Heartland in connection with the proposed merger. Information about the directors and executive officers of Horizon is set forth in the proxy statement for Horizon’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 23, 2012.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Slide Presentation for Annual Meeting of Shareholders on May 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 3, 2012	Horizon Bancorp

	By:	/s/ Craig M. Dwight
Craig M. Dwight, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Slide Presentation for Annual Meeting of Shareholders on May 3, 2012	Attached